              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                               SHARES
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                                                               CUSIP 46017R 10 4

                      INTERNATIONAL SMART SOURCING, INC.

                     10,000,000 SHARES PAR VALUE $.001 EACH
                                                              See Reverse for
                                                           Certain Definitions

                               VOTING COMMON STOCK

THIS IS TO CERTIFY THAT ____________________________________________ IS THE
OWNER OF ____________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

/s/ Harry Goodman                        /s/ Andrew Franzone
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VICE PRESIDENT AND SECRETARY             PRESIDENT AND CHIEF EXECUTIVE OFFICER

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM   - -   as tenants in common
                TEN ENT   - -   as tenants by the entireties
                JT TEN    - -   as joint tenants with right of
                                survivorship and not as tenants
                                in common

         UNIF GIFT MIN ACT -- ____________________ Custodian __________________
                                     (Cust)                       (Minor)

         under Uniform Gifts to Minors Act ____________________________________
                                                                         (State)

For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


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             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________  19___         ______________________________
                   In presence of

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                              NOTICE: The signature to this assignment
                              must correspond with the name as
                              written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.